FOR: Interpool, Inc.

CONTACT:	James F. Walsh (609) 452-8900 www.interpool.com

INTERPOOL WILL AMEND 2004 FORM 10-K AND 2005 FORM 10-Q REPORTS
TO CORRECT ACCOUNTING FOR 2003 STOCK OPTION MODIFICATION

          PRINCETON, NJ, October 14, 2005 -- Interpool, Inc. (NYSE: IPX) announced that it will be amending its Annual Report on Form 10-K for 2004 and its quarterly reports on Form 10-Q for the first and second quarters of 2005. The amendments are required to correct an accounting error relating to a modification in October 2003 of a stock option grant held by a former executive officer. The correction of this error will have the effect of reducing reported net income for the year ended December 31, 2003 by $4.3 million but will have no effect on Interpool's cash flows for any period and will increase stockholders’ equity by $2.8 million.

          When originally preparing its 2003 consolidated financial statements, the Company recorded compensation expense related to the cash separation payments the Company agreed to make to Raoul Witteveen, the Company’s former president, in connection with Mr. Witteveen’s resignation in October 2003. However, the separation agreement between the Company and Mr. Witteveen also contained a provision under which Mr. Witteveen’s fully vested stock options, which had a five-year remaining term at the time of his resignation, would instead expire two years after his resignation and therefore would not be subject to a provision of the Company’s 1993 Stock Option Plan under which vested options terminate if not exercised within ten business days after resignation. In its 2003 consolidated financial statements, the Company should have re-measured the intrinsic value of the options (the difference between the market price of the underlying common stock and the exercise price of the options) at the date of the modification and recorded the intrinsic value of the options at the modification date as additional compensation expense (non-cash) in the fourth quarter of 2003. Mr. Witteveen subsequently exercised all of his stock options during September and October 2005.

          As a result of the correction, the Company will record additional compensation expense and additional paid-in capital of $7.1 million for the year ended December 31, 2003 resulting from the option modification. In addition, the Company will record a deferred tax asset of $2.8 million for the tax benefit to be derived in the future related to the additional compensation expense. These changes will have the effect of increasing stockholders’ equity by $2.8 million. The adjustments will reduce net income for the year ended December 31, 2003 by approximately $4.3 million, or 10 percent, but will not affect net income or results of operations for any period after December 31, 2003.

          Because the Company has concluded that its previously filed consolidated financial statements should be revised to correct the accounting error relating to Mr. Witteveen's stock options, investors should no longer rely upon the Company's consolidated financial statements for the years ended December 31, 2003 and 2004, the quarterly periods ended March 31, June 30 and September 30, 2004, and the quarterly periods ended March 31 and June 30, 2005.

          In connection with its decision to correct its consolidated financial statements for the option modification discussed above, the Company will also be correcting its 2003 and 2004 consolidated financial statements for an accounting error previously disclosed in the Company’s 2004 Form 10-K relating to hedge accounting that affected the Company's 2003 financial results. Because the hedge accounting error had not been considered sufficiently material to require a modification of the 2003 consolidated financial statements, the Company recorded a non-cash adjustment to correct this error during the fourth quarter of 2004. This non-cash adjustment increased the Company’s net income for 2004 by $0.6 million. In light of the decision to correct its 2003 consolidated financial statements for the option modification, the Company will also be adjusting its 2003 and 2004 consolidated financial statements to reflect the correction for the hedge accounting error.

          The Company will prepare and file with the Securities and Exchange Commission an amendment no. 2 to its Annual Report on Form 10-K for the year ended December 31, 2004 to correct its 2003 and 2004 consolidated financial statements. In addition, the Company will prepare and file amendments to its quarterly reports on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005 to correct its consolidated balance sheets as of March 31, 2005 and June 30, 2005 and its statements of changes in stockholders’ equity for the periods ended March 31, 2005 and June 30, 2005. The Company will complete and file these amendments as expeditiously as possible. Attached to this release are summary financial tables for 2003 and 2004 showing the effect of these changes.

          In a separate press release dated today, the Company announced that it will be paying a special cash dividend of $1.00 per share to holders of its common stock.

          The Company will hold a conference call on Monday, October 17, 2005 at 11:30 a.m. Eastern Daylight Time. Interested investors should call 1-888-694-4769 ten minutes prior to the time of the conference call. Callers from outside North America please call 1-973-582-2757 and hold for an operator. Identify yourself and your company and inform the operator that you are participating in the Interpool conference call.

          If you are unable to access the conference call at 11:30 a.m. Eastern Daylight Time, please call 1-877-519-4471 to access the taped digital replay. To access the replay, please call and enter the digital pin 6610505. This replay will first be available at 2 p.m. Eastern Daylight Time on October 17, 2005 and will be available until November 17, 2005 at 2 p.m. Eastern Daylight Time.

          Investors will also have the opportunity to listen to the conference call live at the Company’s web site www.interpool.com. To listen to the live call via the Internet, please go to the web site at least fifteen minutes early to register, download and install any necessary audio software. For those who cannot listen to the live web cast, a replay will be available two hours after the call is completed and will remain available for thirty days.

          Interpool is one of the world's leading suppliers of equipment and services to the transportation industry. The Company is the world's largest lessor of intermodal container chassis and a world-leading lessor of cargo containers used in international trade.

          This Press Release contains certain forward-looking statements regarding future circumstances. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in such forward-looking statements, including in particular the risks and uncertainties described in the company's SEC filings. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof.

[Financial tables follow.]

INTERPOOL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2003
(dollars and shares in thousands)
(unaudited)

                                                                                                                 As
                                                                              As Previously                   Restated
                                                                              Reported 2003       Change        2003
                                                                              --------------    ------------  ---------
REVENUES:
   Equipment leasing revenue                                                    $374,287                -      $374,287
   Other revenue                                                                  27,825                -        27,825
                                                                                --------         --------       -------
TOTAL REVENUES                                                                   402,112                -       402,112
                                                                                --------         --------       -------

COSTS AND EXPENSES:
  Lease operating expenses                                                       106,692            1,773       108,465
  Administrative expenses                                                         49,734            5,318        55,052
  Provision for doubtful accounts                                                  4,248                -         4,248
  Fair value adjustment for derivative instruments                                  (837)            (919)       (1,756)
  Depreciation and amortization of leasing equipment                              87,498                -        87,498
  Impairment of leasing equipment                                                  9,049                -         9,049
  Loss for investments accounted for under the equity method                       1,698                -         1,698
  Other income, net                                                               (5,079)               -        (5,079)
  Interest expense                                                               106,688                -       106,688
  Interest income                                                                 (3,960)               -        (3,960)
                                                                                --------        ---------       --------

TOTAL COSTS AND EXPENSES                                                         355,731            6,172        361,903
                                                                                --------         --------        -------

Income before minority interest expense and provision/(benefit) for income
  taxes                                                                           46,381          (6,172)         40,209
MINORITY INTEREST EXPENSE                                                         (1,910)              -          (1,910)
                                                                                --------          -------         -------

Income before provision/(benefit) for income taxes                                44,471          (6,172)         38,299
PROVISION/(BENEFIT) FOR INCOME TAXES                                               3,281          (2,478)            803
                                                                                --------         --------        -------

NET INCOME                                                                       $41,190         $(3,694)        $37,496
                                                                                ========        =========       ========

NET INCOME PER SHARE:
     Basic                                                                         $1.51          $(0.14)          $1.37
                                                                                ========        =========        =======
     Diluted                                                                       $1.42          $(0.12)          $1.30
                                                                                ========        =========        =======
WEIGHTED AVERAGE SHARES OUTSTANDING (in thousands):
     Basic                                                                        27,365                          27,365
                                                                                ========        =========         ======
     Diluted                                                                      30,396                          28,935
                                                                                ========        =========         ======

INTERPOOL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2004
(dollars and shares in thousands)
(unaudited)

                                                                                                                 As
                                                                              As Previously                   Restated
                                                                              Reported 2004       Change        2004
                                                                              --------------     ---------    ----------
REVENUES:
   Equipment leasing revenue                                                    $388,183                 -     $388,183
   Other revenue                                                                  16,204                 -       16,204
                                                                                --------          --------     --------
TOTAL REVENUES                                                                   404,387                 -      404,387
                                                                                --------          --------     --------

COSTS AND EXPENSES:
  Lease operating expenses                                                        95,332                 -       95,332
  Administrative expenses                                                         49,943                 -       49,943
  Provision for doubtful accounts                                                  1,476                 -        1,476
  Fair value adjustment for derivative instruments                                (2,430)              919       (1,511)
  Fair value adjustment for warrants                                              49,222                 -       49,222
  Depreciation and amortization of leasing equipment                              89,458                 -       89,458
  Impairment of leasing equipment                                                  4,610                 -        4,610
  Loss for investments accounted for under the equity method                        (416)                -         (416)
  Other income, net                                                              (15,686)                -      (15,686)
  Gain on insurance settlement                                                    (6,267)                -       (6,267)
  Interest expense                                                               112,013                 -      112,013
  Interest income                                                                 (3,390)                -       (3,390)
                                                                                --------          --------      --------
TOTAL COSTS AND EXPENSES                                                         373,865               919      374,784
                                                                                --------          --------      --------

Income before minority interest expense and provision/(benefit) for income
  taxes                                                                           30,522              (919)      29,603
MINORITY INTEREST EXPENSE                                                         (8,372)                -       (8,372)
                                                                                --------          --------      --------
Income before provision/(benefit) for income taxes                                22,150              (919)      21,231
PROVISION/(BENEFIT) FOR INCOME TAXES                                              13,721              (359)      13,362
                                                                                --------           --------     --------
NET INCOME                                                                        $8,429             $(560)      $7,869
                                                                                --------           --------     --------

NET INCOME PER SHARE:
     Basic                                                                         $0.31            $(0.02)       $0.29
                                                                                ========           ========      =======
     Diluted                                                                       $0.29            $(0.02)       $0.27
                                                                                ========           ========      =======
WEIGHTED AVERAGE SHARES OUTSTANDING (in thousands):
     Basic                                                                        27,380                         27,380
                                                                                ========           ========      =======
     Diluted                                                                      28,960                         28,960
                                                                                ========           ========      =======

INTERPOOL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2003
 (dollars in thousands)
(unaudited)

                                                                                As Previously                    As Restated
                                                                                Reported 2003       Change          2003
                                                                                --------------    -----------    -----------
ASSETS
     Cash and cash equivalents                                                       $141,019               -       $141,019
     Marketable securities                                                                 24               -             24
     Accounts receivable, net                                                          69,055               -         69,055
     Net investment in direct financing leases                                        426,815               -        426,815
     Other receivables, net                                                            25,485               -         25,485
     Leasing equipment, net                                                         1,636,716               -      1,636,716
     Other assets                                                                      73,922               -         73,922
                                                                                      -------      ----------         ------
 TOTAL ASSETS                                                                      $2,373,036               -     $2,373,036
                                                                                   ==========      ==========     ==========

LIABILITES AND STOCKHOLDERS' EQUITY
     Accounts payable and accrued expenses                                           $198,062               -       $198,062
     Income taxes:
        Current                                                                           367               -            367
        Deferred                                                                       37,392          (2,837)        34,555
                                                                                      -------          -------    ----------
     Total taxes                                                                       37,759          (2,837)        34,922

     Deferred income                                                                    2,704               -          2,704
     Total debt and capital lease obligations                                       1,715,687               -      1,715,687
     Minority interest in equity of subsidiaries                                       35,184               -         35,184

     Preferred stock                                                                        -               -              -
     Common stock                                                                          28               -             28
     Additional paid-in-capital                                                       128,538           7,091        135,629
     Unamortized deferred compensation                                                 (1,184)              -         (1,184)
     Treasury stock                                                                    (2,229)              -         (2,229)
     Retained earnings                                                                272,815          (3,694)       269,121
     Accumulated other comprehensive loss                                             (14,328)           (560)       (14,888)
                                                                                     ---------           -----     ---------
     Total stockholders' equity                                                       383,640           2,837        386,477
                                                                                     ---------          -----       --------
TOTAL LIABILITES AND STOCKHOLDERS' EQUITY                                          $2,373,036               -     $2,373,036
                                                                                  ===========          ======     ==========

INTERPOOL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2004
(dollars in thousands)
(unaudited)

                                                                                As Previously                      As Restated
                                                                                Reported 2004         Change           2004
                                                                                -------------       --------       -----------
ASSETS
     Cash and cash equivalents                                                     $309,458                -         $309,458
     Marketable securities                                                               27                -               27
     Accounts receivable, net                                                        72,598                -           72,598
     Net investment in direct financing leases                                      363,445                -          363,445
     Other receivables, net                                                           3,602                -            3,602
     Leasing equipment, net                                                       1,579,196                -        1,579,196
     Other assets                                                                    75,760                -           75,760
                                                                                     ------         --------           ------
TOTAL ASSETS                                                                     $2,404,086                -       $2,404,086
                                                                                 ==========         ========       ==========

LIABILITES AND STOCKHOLDERS' EQUITY
     Accounts payable and accrued expenses                                         $127,057                -         $127,057
     Warrant liability                                                               71,722                -           71,722
     Income taxes:
        Current                                                                       1,915                -            1,915
        Deferred                                                                     49,204           (2,837)          46,367
                                                                                     ------           -------          -------
     Total taxes                                                                     51,119           (2,837)          48,282

     Deferred income                                                                  2,018                -            2,018
     Total debt and capital lease obligations                                     1,718,198                -        1,718,198
     Minority interest in equity of subsidiaries                                     39,786                -           39,786

     Preferred stock                                                                      -                -                -
     Common stock                                                                        28                -               28
     Additional paid-in-capital                                                     138,021            7,091          145,112
     Unamortized deferred compensation                                                 (554)               -             (554)
     Treasury stock                                                                 (11,508)               -          (11,508)
     Retained earnings                                                              273,948           (4,254)         269,694
     Accumulated other comprehensive loss                                            (5,749)               -           (5,749)
                                                                                     ------            -----           -------
     Total stockholders' equity                                                     394,186            2,837          397,023
                                                                                    -------            -----          -------
TOTAL LIABILITES AND STOCKHOLDERS' EQUITY                                        $2,404,086                -       $2,404,086
                                                                                 ==========         ========       ==========